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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2004

                          POWER3 MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                NEW YORK                                  0-24921                                65-0565144
     (State or other jurisdiction of              (Commission File Number)          (I.R.S. Employer Identification No.)
     incorporation or organization)
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                     3400 RESEARCH FOREST DRIVE, SUITE B2-3
                           THE WOODLANDS, TEXAS 77381
              (Address of principal executive offices and zip code)


                                 (281) 466-1600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Power3 Medical Products, Inc. (the "Company") has entered into a
Securities Purchase Agreement, dated as of October 28, 2004, with Crestview
Capital Master, LLC, Crescent International Ltd., Cityplatz Limited, GSSF Master
Fund, LP, Omicron Master Trust, OTAPE Investments LLC, Gryphon Master Fund,
L.P., Platinum Partners Value Arbitrage Fund, L.P., Richard Molinsky, Sage
Capital Investments Limited, Mohawk Funding, Bach Farms LLC and DKR SoundShore
Oasis Holding Fund Ltd. (the "Purchasers"). Pursuant to the Securities Purchase
Agreement, the Purchasers agreed to purchase from the Company convertible debentures due three (3) years from the date of issuance in the aggregate principal amount of $3,000,000. The Securities Purchase Agreement also provides for the issuance to the Purchasers of warrants to purchase shares of the Company's common stock and additional investment rights to purchase additional convertible debentures. In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchasers, which requires that the Company file a registration statement with the Securities and Exchange Commission registering on behalf of the Purchasers the resale of the shares of common stock issuable upon conversion of the debentures (including the debentures issuable upon exercise of the additional investment rights) and the exercise of the warrants.

         The Purchasers are required to purchase the first $1,000,000 in aggregate principal amount of such debentures at the initial closing under the Securities Purchase Agreement, which occurred effective as of October 28, 2004.
Subject to the conditions set forth in the Securities Purchase Agreement, the Purchasers are required to purchase the remaining $2,000,000 in aggregate principal amount of such debentures at the second closing, which is to occur on or before the fifth trading day after the effective date of the registration statement. Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement within 45 days after the initial closing.

         The debentures issued in the initial closing will be due and payable in full on October 28, 2007, and will not bear interest. The debentures issuable at the second closing will be due and payable in full three (3) years after the date of their issuance, and will not bear interest. The aggregate cash purchase price for the debentures will be $3,000,000, which is equal to the full face amount of the debentures. At any time from the closing date until the maturity date of the debentures, the Purchasers have the right to convert the debentures, in whole or in part, into common stock of the Company at the then effective conversion price. The conversion price for the initial $1,000,000 aggregate principal amount of debentures is $0.90 but is subject to adjustment if either
(1) 75% of the average of the daily volume weighted average price of the common stock for the five (5) consecutive trading days preceding the date that the initial registration statement filed by the Company pursuant to the Registration
Rights Agreement is declared effective by the Securities and Exchange Commission or (2) the daily volume weighted average price of the common stock on such date is less than $0.90 per share. In such event, the conversion price will be adjusted down to equal the lower of (1) the 75% average of the daily volume weighted average price of the common stock for the five (5) consecutive days preceding the effective date of the registration statement or (2) the daily volume weighted average price of the common stock on the effective date of the registration statement. The $2,000,000 aggregate principal amount of debentures issuable at the second closing will have a conversion price equal to the lesser of (1) $0.90, (2) the 75% average of the daily volume weighted average price of the common stock for the five (5) consecutive days preceding the effective date of the registration statement, or (3) the daily volume weighted average price of the common stock on the effective date of the registration statement. The conversion price shall be subject to adjustment under circumstances set forth in the debentures.

         The debenture contains covenants that will limit the ability of the Company to, among other things: incur or guarantee additional indebtedness;
incur or create liens; amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the debentures; and repay or repurchase more than a de minimis number of shares of common stock other than as permitted in the debentures and other documents executed with the Purchasers. The debentures include customary default provisions and an event of default includes, among other things, a change of control of the Company, the sale of all or substantially all of the Company's assets, the failure to have the registration statement declared effective on or before the 180th day after the initial closing date, and the lapse of the effectiveness of the registration statement for more than 30 consecutive trading days during any 12-month period (with certain exceptions), the failure of the Company to timely deliver certificates to holders upon conversion and a default by the Company in any obligations under any indebtedness of at least $150,000 which results in such indebtedness being accelerated. Upon the occurrence of an event of default, each debenture may


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become immediately due and payable, either automatically or by declaration of the holder of such debenture. The aggregate amount payable upon an acceleration by reason of an event of default shall be equal to the greater of 130% of the principal amount of the debentures to be prepaid or the principal amount of the debentures to be prepaid, divided by the conversion price on the date specified in the debenture, multiplied by the closing price on the date set forth in the debenture.

         Under the Securities Purchase Agreement, the Purchasers will also receive warrants to purchase an aggregate of up to 2,500,000 shares of common stock and additional investment rights to purchase up to an additional
$2,500,000 principal amount of convertible debentures. The warrants are exercisable at a price of $1.44 per share (subject to adjustment), for a period of five years from the date of issuance. The additional investment rights are exercisable at a price equal to the principal amount of the debentures to be purchased, for (1) a period of nine months following the effective date of the registration statement to be filed pursuant to the Registration Rights
Agreement, or (2) a period of 18 months from the date of issuance of the additional investment rights, whichever is shorter. The debentures to be purchased upon the exercise of the additional investment rights will have the same terms as the debentures described above, except that the conversion price will be equal to $1.08 (subject to adjustment).

         Each Purchaser has contractually agreed to restrict its ability to convert the debentures, exercise the warrants and additional investment rights and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the number of shares of the Company's common stock outstanding immediately after giving effect to such conversion or exercise.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         At the initial closing, which was effective October 28, 2004, the Company became obligated on $1,000,000 in principal amount of convertible debentures issued to the Purchasers. At the second closing, which will occur on or before the fifth trading day after the effective date of the registration statement described above, the Company will become obligated on an additional
$2,000,000 in aggregate principal amount of debentures. In the event that all of the additional investment rights are exercised, the Company would become obligated on an amount up to an additional $2,500,000 in aggregate principal amount of debentures. Please refer to "Item 1.01 - Entry into a Material
Definitive Agreement" above for further information regarding such debentures.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The debentures, warrants and additional investment rights issued in the first closing and described in "Item 1.01 - Entry into a Material Definitive
Agreement" above were offered and will be sold to the Purchasers in a private placement in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Purchasers is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. In connection with the private placement, the Company paid approximately $130,000 in commissions to the placement agent.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         (b) Under the terms of the debentures described in "Item 1.01 - Entry into a Material Definitive Agreement" above, the Company is prohibited from taking certain actions without the approval of the holders of a two-thirds majority of the then-outstanding principal amount of the debentures.
Specifically, the Company has agreed not to, and not to permit its subsidiary
Power 3 Medical, Inc. to, so long as any portion of the debentures are outstanding, (1) amend it certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the debentures, or (2) repurchase more than a de minimis number of shares of its common stock or other equity securities other than as to the shares of common stock issuable upon conversion of the debentures described above.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

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
      EXHIBIT NUMBER                                               DESCRIPTION
---------------------------- ----------------------------------------------------------------------------------------
*Exhibit 4.1                 Form of Convertible Debenture Due October 28, 2007.

*Exhibit 4.2                 Form of Common Stock Purchase Warrant.

*Exhibit 4.3                 Form of Additional Investment Right.

*Exhibit 10.1                Securities Purchase Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein.

*Exhibit 10.2                Registration Rights Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein.
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----------------------------
* Filed herewith





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POWER3 MEDICAL PRODUCTS, INC.


                                   By:  /s/ Michael J. Rosinski
                                        ---------------------------------------
                                        Michael J. Rosinski,
                                        Chief Financial Officer


Date:  November 3, 2004


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                                  EXHIBIT INDEX

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
      EXHIBIT NUMBER                                               DESCRIPTION
---------------------------- ----------------------------------------------------------------------------------------
*Exhibit 4.1                 Form of Convertible Debenture Due October 28, 2007.

*Exhibit 4.2                 Form of Common Stock Purchase Warrant.

*Exhibit 4.3                 Form of Additional Investment Right.

*Exhibit 10.1                Securities Purchase Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein.

*Exhibit 10.2                Registration Rights Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein.

----------------------------
* Filed herewith